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                                                                  EXHIBIT 99.473





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                                                                          ENERGY



                                                          Segment Strategy--2001



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CONTENTS
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-        Market segmentation and target focus

- Lines of Business (LOB) attractiveness and Strength, Weakness, Opportunities, and Threats (SWOT) analysis

-        Critical success factors and strategy implications

-        Go-to-market service lines

-        Current capability summary

-        Development strategy summary

-        Tactics and actions

-        2001 revenue budget and pipeline

-        Attachments


                                       2                    [PEROT SYSTEMS LOGO]
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                                                            [PEROT SYSTEMS LOGO]
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                                       1.0 ENERGY INDUSTRY MARKET SEGMENTATION &
                                                                    TARGET FOCUS
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
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BUSINESS UNIT                                                  ENERGY
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY                COMMERCIAL & INDUSTRIAL
SEGMENT                      ENERGY USERS                                RETIAL ENERGY SERVICE & SUPPLY COMPANY
------------------------------------------------------------------------------------------------------------------------------------
              ASP           BUSINESS    BUSINESS & IT    IT OUTSOURCING      PACKAGED         ASP        BUSINESS      BUSINESS & IT
LINES OF                    PROCESS      CONSULTING                          SOFTWARE                    PROCESS         CONSULTING
BUSINESS                  OUTSOURCING                                      APPLICATIONS                OUTSOURCING
                            SERVICE                                                                      SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Ready Now   iConnect         iCom           Energy      Full IT OPS                        iCom Web    iCommission         Energy
                          Enterprise      Information                                       Portal                       Information
                                           Strategy                                                                       Strategy

            iCommand      iCommission                   Unbundled IT                       iConnect
                                                            OPS

                         Bill Analysis   Optionality &     Control                         iCommand                      Product &
                        Consolidation &     Demand         Systems                                                        Service
                           Payments         Response         OPS                                                          Design

Service                                    Strategic                                                                     Business
Lines                                       Sourcing                                                                      Process
                                                                                                                         Consulting

                                          Bill/Tariff
                                            Analysis

                           iConserve                     Management                        Customer     iControl
                                                                                             Care
                                                                                           Services

In Design                  iControl                       Customer                         Information   Customer
                                                            Care                            Clearing       Care
                                                          Services                          Exchange     Services
                                                                                                                        Information
                                                                                                                         Clearing
                                                                                                                         Exchange
------------------------------------------------------------------------------------------------------------------------------------
Service               Value Delivery Framework                                  Value Delivery Framework
Engine
------------------------------------------------------------------------------------------------------------------------------------
i-Labs
Capabilities
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
BUSINESS UNIT                                                  ENERGY
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY
SEGMENT                                  ENERGY UTILITY                                     REGIONAL TRANSMISSION COMPANY
------------------------------------------------------------------------------------------------------------------------------------
              IT OUTSOURCING    PACKAGED      ASP      BUSINESS     BUSINESS & IT   IT OUTSOURCING         BUSINESS    BUSINESS & IT
LINES OF                        SOFTWARE               PROCESS       CONSULTING                             PROCESS     CONSULTING
BUSINESS                      APPLICATIONS           OUTSOURCING                                          OUTSOURCING
                                                       SERVICE                                             SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Ready Now       Full IT OPS                          iCom EDR          Energy       Full IT OPS                          Tariff &
                                                     Services       Information                                       Service Design
                                                                      Strategy

               Unbundled IT                                                         Unbundled IT
                    OPS                                                                 OPS

                                                                      Business                                          Congestion
                                                                     Processing                                         Management
                                                                     Consulting

              Control Systems                                                                                             Market
                    OPS                                                                                                 Operations



Service
Lines





                                                                    MBA Technology
                                                                    Integrational


                Management                iCom EDR    Customer                      Management          Scheduling
                 Service                  Services      Care                          Service           Settlements
                 Provider                             Services                       Provider           & Clearing

In Design

                 Customer                             Customer       Information    Scheduling
                   Care                                 Care           Clearing     Settlements
              Infrastructure                          Services         Exchange     & Clearing

                                         Information    Major
                                          Clearing      Data
                                          Exchange   Management
------------------------------------------------------------------------------------------------------------------------------------
Service               Value Delivery Framework                                  Value Delivery Framework
Engine
------------------------------------------------------------------------------------------------------------------------------------
i-Labs
Capabilities
------------------------------------------------------------------------------------------------------------------------------------

                                       4                    [PEROT SYSTEMS LOGO]
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ENERGY INDUSTRY VIEWS (1b)
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
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS UNIT                                                  ENERGY
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY                COMMERCIAL & INDUSTRIAL
SEGMENT                      ENERGY USERS                                RETIAL ENERGY SERVICE & SUPPLY COMPANY
------------------------------------------------------------------------------------------------------------------------------------
                ASP       BUSINESS      BUSINESS & IT    IT OUTSOURCING      PACKAGED      ASP        BUSINESS        BUSINESS & IT
LINES OF                  PROCESS        CONSULTING                          SOFTWARE                 PROCESS          CONSULTING
BUSINESS                OUTSOURCING                                        APPLICATIONS             OUTSOURCING
                          SERVICE                                                                     SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Ready Now       iCom       iCom             iCom          Full IT OPS                     iCom         iCom               iCom

                                                          Unbundled IT                                              Business Process
                                                              OPS                                                      Consulting

                                                           Management
                                                        Service Provider

Service Lines                                             iCom Control
                                                             Systems
                                                                                                                      Customer Care
In Design                                                Customer Care                 Customer Care  Customer Care
                                                                                         Services       Services

                                                                                           B2B             B2B
                                                                                       Information     Information
                                                                                         Exchange        Exchange
------------------------------------------------------------------------------------------------------------------------------------
Service        Value Delivery                                          Value Delivery Framework
Engine
------------------------------------------------------------------------------------------------------------------------------------
i-Labs
Capabilities
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
BUSINESS UNIT                                                  ENERGY
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY
SEGMENT                                  ENERGY UTILITY                                     REGIONAL TRANSMISSION COMPANY
------------------------------------------------------------------------------------------------------------------------------------
              IT OUTSOURCING    PACKAGED      ASP      BUSINESS     BUSINESS & IT   IT OUTSOURCING       BUSINESS      BUSINESS & IT
LINES OF                        SOFTWARE               PROCESS       CONSULTING                          PROCESS
BUSINESS                      APPLICATIONS           OUTSOURCING                                       OUTSOURCING
                                                       SERVICE                                           SERVICE
------------------------------------------------------------------------------------------------------------------------------------
Ready Now      Full IT OPS                   iCom       iCom           iCom           Full IT OPS                         Market
                                                                                                                        Operations
               Unbundled IT                                          Business        Unbundled IT
                  OPS                                                Process             OPS                              Business
                                                                    Consulting                                            Process
                                                                                                                         Consulting

               Management                                                             Management
                Service                                                                Service
                Provider                                                               Provider

Services      iCom Control
Lines           Systems

                                                                   MSA Technology
In Design     Custemer Care                Customer    Customer     Integration           B2B              B2B
                                             Care        care                         Settlements      Settlements
                                           Services    Services

                                             B2B         B2B
                                         Information  Information
                                          Exchange     Exchange
------------------------------------------------------------------------------------------------------------------------------------
Service               Value Delivery Framework                                  Value Delivery Framework
Engine
------------------------------------------------------------------------------------------------------------------------------------
i-Labs
Capabilities
------------------------------------------------------------------------------------------------------------------------------------

                                       5                    [PEROT SYSTEMS LOGO]
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Segment Approach -- Energy Utilities (North America)
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(1.2)
                                                          APRIL 17, 2001 VERSION

The primary market focus is on the public and private energy utilities owning distribution services to the energy customers.

                             3,900 ENERGY UTILITIES



                                    [GRAPH]

ENERGY UTILITIES ARE THE PUBLICLY AND PRIVATELY OWNED COMPANIES ACROSS NORTH AMERICA RESPONSIBLE FOR THE PRODUCTION, DISTRIBUTION, AND PROVISIONING OF END CUSTOMER ENERGY (GAS AND ELECTRICITY) COMMODITY NEEDS.

                                       6                        PEROTSYSTEMS(TM)

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Segment Approach -- Energy Utilities (Europe)
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(1.2)
                                                          APRIL 17, 2001 VERSION

The primary market focus is on those multi-national utilities with acquisitions or operations in the North American market and those utilities within European Union countries where deregulation is accelerated.

                                    [GRAPH]

ENERGY UTILITIES ARE THE NATIONALLY, PUBLICLY, AND PRIVATELY OWNED COMPANIES ACROSS EUROPE RESPONSIBLE FOR THE PRODUCTION, DISTRIBUTION, AND PROVISIONING OF END CUSTOMER ENERGY (GAS AND ELECTRICITY) COMMODITY NEEDS. IN EUROPE, THESE COMPANIES MAY ALSO PROVIDE THE SERVICES ORDINARILY OFFERED IN NORTH AMERICA BY RETAIL ENERGY SERVICE AND SUPPLY COMPANIES


                                       7                        PEROTSYSTEMS(TM)


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SEGMENTATION AND TARGET FOCUS (NORTH AMERICA)
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(1.3)

In addition, we target the Retail Energy Service & Supply Companies providing services to end energy users, and the Regional Transmission Companies coordinating production and transport of energy between the Retail Energy Services & Supply Companies, the Power Producers, the Power Marketers, and the Energy Utilities. We also target providing energy enterprise services directly to the commercial and industrial customer market segments.

                        100 MAJOR RETAIL ENERGY SERVICE
                               & SUPPLY COMPANIES

                                    [GRAPH]

RETAIL ENERGY SERVICE & SUPPLY COMPANIES -- Are both privately-held businesses and fully separated (deregulated) subsidiaries of energy utilities. Services offered extend from supplying energy commodity needs through the full outsourcing of all customer energy management needs, including asset monetization. Municipal utilities and cooperative utility companies are expected to continue to offer these and other services to the customer base in their franchise territory.

                            COMMERCIAL & INDUSTRIAL
                                  ENERGY USERS

                                    [GRAPH]

COMMERCIAL & INDUSTRIAL ENERGY USERS -- Represent that market segment of customers consuming approximately 40% of North America's total energy production. This segment ranges from heavy industrial users such as auto manufacturing or aluminum production to smaller businesses such as convenience stores.

*Annual energy spend per facility (Note: Data Centers and Web Hosting/Telecom Hotels are considered large commercials)

                            17 REGIONAL TRANSMISSION
                                   COMPANIES

                                    [GRAPH]

REGIONAL TRANSMISSION COMPANIES -- Are the independent service operators responsible for the operations of the high-voltage power lines, reliability (security of supply) for energy delivery, and oversight of the wholesale physical market exchange for capacity and energy.


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INDUSTRY GROUP SEGMENTATION
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THE ENERGY INDUSTRY GROUP IS FOCUSED ON FOUR SEGMENTS.



                                                                             ENERGY INDUSTRY GROUP
                                                                             ---------------------
                                                                                                                    REGIONAL
                                       COMMERCIAL                 RETAIL ENERGY                                   TRANSMISSION
                                     AND INDUSTRIAL                  SUPPLY                 ENERGY UTILITY         OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
TYPES OF ENTITIES               -    Mid-size industrial    -    National marketer       -  Investor-owned     -  Operating now
                                -    Large commercial       -    Regional marketer          utilities          -  Being implemented
                                -    Mid-size               -    State and local         -  Federal agencies   -  In design
                                     commercial                  marketer                -  Large public power
                                -    Small commercial                                       authorities
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SIZE OF INDUSTRY--                   $320 B                      $10 B*                     $225 B                $400 M
US
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NUMBER OF TARGET                     250,000                     100                        250                   17
CLIENTS
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

                                       9                        PEROTSYSTEMS(TM)
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BUSINESS ISSUES
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

                                                   ENERGY INDUSTRY GROUP
                                                   ---------------------
                                                                                                       REGIONAL
    COMMERCIAL AND                    RETAIL ENERGY                                                  TRANSMISSION
       INDUSTRIAL                        SUPPLY                        ENERGY UTILITY                 OPERATIONS
------------------------          --------------------------      -------------------------     -----------------------
- Reduce energy cost               - Major growth limiter is      - Statutory restructuring     - Creation of business
                                     customer acquisition           for deregulation              and technology
                                     and service costs                                            infrastructures

- Manage energy risk               - Rapid product                - Merger and acquisition      - Continuing product
  and price volatility               development and                process and IT                and services design
                                     launch needed                  integration                   and launch

- Create optionality to                                                                         - Market gaming
  seize incentives                                                                                monitoring and
                                                                                                  analysis

- Simplify





                                 10                            PEROTSYSTEMS(TM)

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ENERGY SERVICE LINES
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OUR SERVICE LINES AND PRODUCTS ADDRESS BUSINESS ISSUES SPECIFIC TO EACH SEGMENT.

                                          ENERGY INDUSTRY GROUP
------------------------------------------------------------------------------------------------------
    COMMERCIAL AND             RETAIL ENERGY                                     REGIONAL TRANSMISSION
      INDUSTRIAL                  SUPPLY                  ENERGY UTILITY              OPERATIONS
-----------------------    ---------------------      ----------------------     ---------------------
--  iQom                   --  Customer Service       --  Customer Service       --  Technology and
                               Delivery Framework         Delivery Framework         Process Integration
    --  $.10-.30 savings                                                             Platform
        on each dollar         --  20% - 30%              --  20% - 30%
        spent on energy            reduction in               reduction in           --  Rapid
                                   customer service           customer service           implementation
    --  Rapid ROI for              costs                      costs
        Energy                                                                       --  Reduced costs
        Management             --  Reduced credit     --  Technology and
        Investments                and A/R risk           Process Integration
                                                          Platform
    --  Decisioning made       --  4-6 week product
        easy                       launch cycle           --  Reduced risk of
                                                              transition and rapid
                               --  Product design             integration -- 15%
                                   platform                   -- 20% reduction in
                                                              costs


                                      11                        PEROTSYSTEMS(TM)